UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                          September 30, 2008

Pacific State Bancorp
(Exact name of registrant as specified in its charter)

California	0-49892	61-1407606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1899 W. March Lane Stockton, California	95207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (209) 870-3214

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement.

On September 30, 2008, Pacific State Bank, the Company’s wholly owned subsidiary, entered into amendments (each an “Amendment”) of Salary Continuation Agreements with six officers of the Bank, including named executive officers Steven A. Rosso (President and Chief Executive Officer) and Gary A. Stewart (Executive Vice President and Chief Credit Officer). The Salary Continuation Agreements were entered into originally in 2003; the purpose of the Amendments, which were made effective as of January 1, 2005, is to bring the Salary Continuation Agreements into compliance with Section 409A of the Internal Revenue Code and regulations thereunder.

The Amendments are identical; a copy of the form of the Amendment is attached to this Report as Exhibit 10 and is incorporated here by reference.

Section 9 - Financial Statements and Exhibits

(d)           Exhibits.

10           Form of 409A Amendment to Salary Continuation Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific State Bancorp
       (Registrant)

Date:  October 1 2008                                                                           By:  /S/ Justin Garner
             Justin Garner
                             Vice Presidnet and Interim Chief Financial Officer